SCUDDER
                                                                     INVESTMENTS

Supplement to the currently effective prospectus of Scudder Money Market Series:
Prime Reserve Class S, Prime Reserve Class AARP, Premium Class S, Premium Class AARP, Managed Shares and Institutional Shares

On September 13, 2001 from 11:00 a.m. to 2:00 p.m. Eastern standard time, shareholders of Scudder Money Market Series may purchase and redeem shares on a limited basis, subject to the terms and conditions set forth in the fund's prospectus. Exchanges between funds will not be allowed until all funds are open for business as defined in the funds' prospectuses.



September 13, 2001